                                                                   EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1998 with respect to the financial statements of Frontier Media Group, Inc. included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-65095) and related Proxy Statement/Prospectus of Qwest Communications International Inc., dated December 10, 1998.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 10, 1998